                                                                   Exhibit 10(e)


                          ASSIGNMENT OF LEASE AND RENTS

         THIS ASSIGNMENT OF LEASE AND RENTS (this "Assignment") is made and entered into as of the 31st day of March, 2000 by and between ASSET HOLDINGS III, L.P.., an Ohio limited partnership, as the Lessor (the "LESSOR"), and SUNTRUST BANK, a banking corporation duly organized and validly existing under the laws of the State of Georgia (the "CREDIT BANK"). Capitalized terms that are not otherwise clearly defined herein shall have the meanings assigned to them in the Lease Agreement of even date herewith (as amended, supplemented or restated from time to time, the "LEASE"), by and between the Lessor and ADESA CORPORATION (the "LESSEE").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the Lease provides for, among other things, the lease of the Properties described on Exhibit A attached hereto ( together, the "LEASED PROPERTY") from the Lessor to the Lessee;

         WHEREAS, the Lessor has requested Cornerstone Funding Corporation I, a Delaware corporation (the "ISSUER"), make a loan to the Lessor in the original principal amount of $28,373,000 (the "LOAN"), to be evidenced by the Borrower Promissory Note, in order to finance a portion of the Property Costs to be incurred by the Lessor in connection with its acquisition of the Leased Property and arranging for the transactions contemplated by the Operative Documents;

         WHEREAS, the Credit Bank, the Lessor, the Lessee and the Issuer have entered into that certain Participation Agreement dated as of March 31, 2000 (together with any amendments or supplements thereto, the "PARTICIPATION AGREEMENT"), pursuant to which the Issuer has agreed to issue and sell $28,373,000 in aggregate principal amount of its Floating Rate Notes, Series 2000A (the "Notes"), and apply the proceeds thereof in order to make the Loan to the Lessor, on the condition, among others, that the Credit Bank issue to the Note Trustee the Letter of Credit as security for the payment of the Notes;

         WHEREAS, the Lessor and the Credit Bank have entered into that certain Reimbursement Agreement dated as of March 31, 2000 (the "REIMBURSEMENT AGREEMENT"), pursuant to which the Credit Bank has agreed to issue the Letter of Credit to the Note Trustee and the Lessor has agreed to pay all fees required for the issuance and maintenance of the Letter of Credit and to reimburse the Credit Bank for all Drawings made under the Letter of Credit and all Letter of Credit Liabilities, and to secure its obligations under the Reimbursement Agreement by granting the Mortgages and this Assignment;

         WHEREAS, a condition to the Credit Bank's issuance of the Letter of Credit and the Lessor's execution of the Lease is the execution and delivery of the Guaranty to the Credit Bank and the Lessor by Minnesota Power, Inc., a Minnesota corporation (the "GUARANTOR")

         WHEREAS, to provide further security for the payment by the Lessor of its obligations to the Credit Bank under the Reimbursement Agreement and the other Operative Documents, the Lessor, pursuant to this Assignment, has agreed to assign to the Credit Bank substantially all of its rights under the Lease and the Guaranty, as provided herein; and

         WHEREAS, to secure the Lessor's obligations to the Credit Bank under the Reimbursement Agreement and the other Operative Documents, the Lessor, as mortgagor has granted to the Credit Bank, as mortgagee, that certain Deed of Trust and Security Agreement (Charlotte Property), that certain Deed of Trust and Security Agreement (Knoxville Property), and that certain Mortgage and Security Agreement (Framingham Property), each of even date herewith (together with any amendments or supplements thereto, the "MORTGAGES"), collectively providing, among other things, for a mortgage lien on and security interest in each Property, and which are intended to be recorded in the real property records of the respective jurisdiction in which the Properties are located;

         NOW, THEREFORE, in consideration of the mutual agreements contained in this Assignment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. ASSIGNMENT OF LEASE AND RIGHTS UNDER GUARANTY. The Lessor, as security for the payment of its obligations to the Credit Bank under the Reimbursement Agreement and the other Operative Documents and the performance and observance by the Lessor for the benefit of the Credit Bank of the provisions thereof, has assigned, transferred, conveyed and set over, and by these presents does assign, transfer, convey and set over, to the Credit Bank the following:

         ALL OF THE LESSOR'S INTEREST IN, TO AND UNDER THE LEASE and all of the Lessor's estate, right, title, interest, claim and demand as the Lessor under the Lease and all existing or future amendments, supplements or modifications of the Lease and any guarantees of the Lessee's obligations under the Lease and any agreements, documents, instruments, assignments, pledges, security agreements, security interests or collateral securing at any time the Lessee's obligations under the Lease;

         TOGETHER WITH all rights, powers, privileges, options and other benefits of the Lessor under the Lease, including, without limitation, (1) the right to receive and collect all Rent, income, revenues, issues, profits, Loss Proceeds, Awards, bankruptcy claims, liquidated damages, purchase price proceeds (pursuant to SECTIONS 11.1, 11.2, 14.1, 15.1, 15.2, 15.3, 15.5 or 15.6 of the
Lease or otherwise), the Lease Balance, the Recourse Deficiency Amount, and other payments, tenders and security payable to or receivable by the Lessor under the Lease at any time, (2) the right to give and withhold on behalf of and in the name of Lessor all waivers, consents, modifications, amendments and agreements under or with respect to the Lease, (3) the right to give and receive copies of all notices and other instruments or communications under or pursuant to the Lease, (4) the right to take such action and to exercise such rights and remedies upon the occurrence and during the continuance of a Default or an Event of Default as shall be permitted by the Lease or by Applicable

Law, excluding, however, the Excluded Rights (herein defined), and (5) the right to do any and all other things whatsoever which the Lessor or any lessor under the Lease is or may be entitled to do thereunder other than with respect to the Excluded Rights; and

         TOGETHER WITH the irrevocable right and power to execute and deliver as agent and attorney-in-fact of the Lessor under the Lease, with an interest and full power of substitution, an appropriate deed, bill of sale or other instrument or instruments of transfer necessary or appropriate for the conveyance and transfer to the Lessee (or third-party purchasers) of the Leased Property pursuant to ARTICLES XI, XIV or XV of the Lease, and all interests of the Lessor therein and to perform in the name and for and on behalf of the Lessor, as such agent and attorney-in-fact, and all other necessary or appropriate acts with respect to any such purchase, conveyance and transfer; and

         TOGETHER WITH all of the rights of the Lessor under the Guaranty and to receive payments from the Guarantor thereunder;

         EXCLUDING, HOWEVER, the following (the "EXCLUDED RIGHTS"):

         (a) The Supplemental Rent payable in respect of the Facilitation Agreement, as provided in SECTION 4.2 of the Lease and all payments (whether or not constituting Supplemental Rent) of any indemnity or other amounts under the Lease or any other Operative Document which are intended to reimburse the Lessor for costs, expenses, damages or losses incurred by the Lessor and which by the terms thereof are payable to the Lessor or its successors, permitted assigns, constituent members, or the incorporators, stockholders, employees, officers, director, agents or Affiliates of any of the foregoing;

         (b) The nonexclusive right to receive from the Lessee copies of all notices, certificates, and other documents and information which the Lessee or any other Person is required to give or furnish to the Lessor pursuant to the Lease; and

         (c) All rights to sue for, demand, collect or enforce any of the foregoing Excluded Rights and all amounts paid or payable in connection therewith, all such Excluded Rights being expressly excepted and excluded from this collateral assignment.

         SECTION 2.     ASSIGNMENT AS SECURITY.

         (a) The assignment made hereby is executed as an absolute and present assignment, but is delivered to the Credit Bank as security for the Lessor's obligations to the Credit Bank under the Reimbursement Agreement and other Operative Documents, and the execution and delivery hereof shall not in any way impair or diminish any obligations of the Lessor as lessor under the Lease or of the Lessor or the Credit Bank under any of the other Operative Documents, nor impair, affect or modify any of the terms and conditions of the Reimbursement Agreement or any of the other Operative Documents, nor shall any of the obligations of the Lessor or of any other Person under any of the Operative Documents (other than the express obligations of the Credit Bank) be imposed upon the Credit Bank, including, but not limited to, collecting Rent or enforcing performance by the Lessee.

         (b) Without limiting the generality of the foregoing, the Credit Bank shall not be obligated to perform or discharge, nor does the Credit Bank hereby undertake to perform or discharge, any obligation, duty or liability of the Lessor under the Lease or of the Lessor under any of the other Operative Documents, or under or by reason of this Assignment and the Lessor does hereby waive any and all liability, loss or damage which may or might be asserted against the Credit Bank by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Lease to be performed or discharged by the Lessor thereunder. It is further understood and agreed that this Assignment shall not operate to
(i) place responsibility for the control, care, management or repair of the Leased Property upon the Credit Bank, nor for the carrying out of any of the terms and conditions of the Lease or of any of the other Operative Documents (except to the extent expressly provided therein), in any such case binding upon or applicable to the Lessor or (ii) make the Credit Bank responsible or liable for any waste with respect to the Leased Property or any part thereof by the Lessee or any Person other than by the Credit Bank, or for any dangerous or defective condition of the Leased Property or any part thereof, or for any negligence of the management, upkeep, or repair or control of the Leased Property or any part thereof resulting in loss or injury or death to any Lessee, any sublessee, sublessor, licensee, invitee, employee or stranger other than the gross negligence or willful misconduct of the Credit Bank.

         SECTION 3. POWER OF ATTORNEY WITH RESPECT TO THE LEASE AND THE GUARANTY. Except for the Excluded Rights, the Lessor does hereby irrevocably constitute and appoint the Credit Bank its true and lawful attorney with an interest and full power of substitution, for it and in its name, place and stead, to do any or all of the following: (i) ask, demand, collect, receive receipt for, sue for, compound and give acquittance for all Basic Rent, Supplemental Rent, payments pursuant to ARTICLES IV, XI, XIV and XV of the LEASE, purchase proceeds or avails, income, Awards, Loss Proceeds, the Lease Balance, the Recourse Deficiency Amount, and other sums paid or payable to the Lessor pursuant to the Lease and the Guaranty and other sums which are assigned under SECTION 1 hereof and (ii) sue for, compound and give acquittance for, or settle, adjust or compromise any claim for any and all such Rent, purchase proceeds or avails, income, Awards, Loss Proceeds, the Lease Balance, the Recourse Deficiency Amount, all payments from the Guarantor under the Guaranty and all proceeds thereof, and other sums which are assigned under SECTION 1 hereof as fully as the Lessor could itself do, and in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Lessor or otherwise, which the Credit Bank may deem necessary or appropriate to protect and preserve the right, title and interest of the Credit Bank in and to such Rent and other sums and security intended to be afforded hereby. The powers granted to the Credit Bank in this Section 3 are, and are intended to be, exclusive to the Credit Bank, and the Lessor shall not take any actions covered by the powers granted in this Section 3 unless expressly requested to do so by the Credit Bank

         SECTION 4. CREDIT BANK DESIGNATED RECIPIENT. The Lessor hereby directs the Lessee and the Guarantor to deliver or remit directly to the Credit Bank at its address set forth in the Participation Agreement all Basic Rent, Supplemental Rent, payments pursuant to ARTICLES IV, XI, XIV and XV of the LEASE, purchase proceeds or avails, income, Awards, Loss Proceeds, the Lease Balance, the Recourse Deficiency Amount, and other sums paid or payable to the Lessor pursuant to the Lease and the Guaranty (but excluding in all cases all Excluded Rights and proceeds thereof), by wire transfer of Federal or other funds current and immediately available to the Credit Bank on or before the due date thereof.

         SECTION 5. ALLOCATION PURSUANT TO REIMBURSEMENT AGREEMENT. Notwithstanding anything contained herein to the contrary, any and all Basic Rent, Supplemental Rent, payments pursuant to ARTICLES IV, XI, XIV and XV of the Lease, payments in respect of the Lease Balance and of the Recourse Deficiency Amount or otherwise, purchase proceeds or avails, income, Awards, Loss Proceeds and other sums payable by the Lessee under the Lease or by the Guarantor under the Guaranty paid to or received or collected by or on behalf of the Credit Bank shall be paid, allocated and distributed pursuant to the terms of, and in the order of priority provided for in, ARTICLE III of the Reimbursement Agreement

         SECTION 6. EXCLUDED RIGHTS. Notwithstanding anything contained herein to the contrary, and regardless of whether or not a Loan Event of Default shall occur or exist, all Excluded Rights are hereby retained by the Lessor and are not assigned to the Credit Bank.

         SECTION 7. IRREVOCABILITY; SUPPLEMENTAL INSTRUMENTS. The Lessor agrees that the assignment made hereby and the designation and direction to the Lessee set forth in SECTION 4 are irrevocable, and that the Lessor will not, while said assignment is in effect or thereafter until the Lessee has received from the Credit Bank written notice of the termination of said assignment, make any other assignment, designation or direction inconsistent herewith, and agrees that any assignment, designation or direction inconsistent herewith shall be void. In addition, the Lessor shall from time to time, upon request of the Credit Bank, execute all instruments of further assurance and all such supplemental instruments as the Credit Bank may reasonably specify.

         SECTION 8. AMENDMENTS OR TERMINATION OF THE LEASE. Except as otherwise permitted under this SECTION 8 or SECTIONS 6.1 or 8.4 of the Participation Agreement, the Lessor shall not enter into any agreement amending, supplementing, hypothecating, waiving, discharging or terminating the LEASE
(other than solely involving Excluded Rights), the Mortgages or any other agreement, document or instrument hereby assigned by the Lessor to the Credit Bank.

         SECTION 9. LESSEE'S CONSENT AND AGREEMENT. The consent and agreement by the Lessee to the provisions of this Assignment is evidenced by their execution of this Assignment in the spaces indicated therefor at the end of this Assignment; PROVIDED, HOWEVER, that the parties hereto agree that the LEASE and the Participation Agreement shall control as to the respective rights and obligations of the Lessor and the Lessee.

         SECTION 10. REMEDIES CUMULATIVE. Each right, power and remedy of the Credit Bank provided for in this Assignment or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Assignment or in any other Operative Document or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by the Credit Bank of any one or more of such rights, powers or remedies shall not preclude the further exercise thereof or the simultaneous or later exercise by the Credit Bank of any or all such other rights, powers or remedies. No failure or delay on the part of the Credit Bank to exercise any such right, power or remedy (including, without limitation, the granting by the Credit Bank of consent to any action by the Lessor) shall operate as a waiver thereof. The Lessor stipulates that the remedies at law in respect of any default or threatened default by the Lessor in the performance of or compliance with any of the terms of this Assignment are not and will not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by an injunction against the violation of any terms or otherwise.

         SECTION 11.    MISCELLANEOUS.

         (a) All notices, requests, offers, consents and other instruments given pursuant to this Assignment shall be delivered in accordance with SECTION
8.2 of the Participation Agreement. In addition, the Credit Bank shall provide the Lessee in a timely fashion with a copy of any such instruments given by the Credit Bank to the Lessee hereunder; provided, however, that the Credit Bank's failure to provide the Lessee with any such copy shall not nullify or delay the effectiveness of any such instrument.

         (b) This Assignment shall be binding upon, inure to the benefit of and be enforceable by, the respective successors and assigns of the parties hereto. The headings to the various paragraphs of this Assignment have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Assignment. Neither this Assignment nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument signed by the parties hereto. If any provision of this Assignment or any application thereof shall be invalid or unenforceable, the remainder of this Assignment and any other application of such provision shall not be affected thereby.

         (c) THIS ASSIGNMENT SHALL IN ALL RESPECTS BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA EXCEPT FOR ISSUES WHICH ARE MANDATORILY SUBJECT TO THE LAWS OF THE STATE IN WHICH ANY PART THE LEASED PROPERTY IS LOCATED, WHICH ISSUES SHALL BE INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH SUCH PART OF THE LEASED PROPERTY IS LOCATED.

         (d) This Assignment may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this Assignment, (i) the signature pages taken from separate individually executed counterparts of this Assignment may be combined to form multiple fully executed counterparts and (ii) a signature delivered by facsimile transmission shall be deemed to be an original signature. All executed counterparts of this Assignment shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

         (e) Upon payment in full of the indebtedness and obligations secured by this Assignment and the Reimbursement Agreement and performance of all other obligations secured hereby and thereby, the Credit Bank shall, at the Lessor's expense, do, execute, acknowledge and deliver each and every deed, conveyance, transfer and release necessary or proper to evidence the release of this Assignment whereupon this Assignment and the assignment created hereby shall terminate and be of no further force or effect.

         (f) Except as otherwise expressly provided below in this CLAUSE (f), It is expressly understood and agreed by and between the Lessor, the Credit Bank, and their respective successors and assigns that nothing herein contained shall be construed as creating any liability (other than for intentional misrepresentation or willful misconduct) of the Lessor or any of its Affiliates or any of its or their respective officers, directors, members, incorporators, stockholders, partners, venturers, trustees, beneficiaries, employees, managers or agents, individually or personally, whether past, present or future to perform any covenant, either express or implied, contained herein, all such liability, if any, being expressly waived by the Credit Bank and by each and every Person now or hereafter claiming by, through or under the Credit Bank, and that, so far as the Lessor or any of its Affiliates or any of their respective officers, directors, incorporators, stockholders, partners, venturers, trustees, beneficiaries, employees or agents, individually or personally, is concerned, the Credit Bank and any Person claiming by, through or under the Credit Bank shall look solely to the right, title and interest of the Lessor in the Leased Property and any proceeds from the Lessor's sale or encumbrance thereof (provided, however, that the Credit Bank shall not be entitled to any double recovery) for the performance of any obligation under this Assignment and under the Operative Documents and the satisfaction of any liability arising therefrom (other than for intentional misrepresentation or willful misconduct).


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have each caused this Assignment to be executed by their respective duly authorized officers as of the day and year first above written.

Witnesses:                              ASSET HOLDINGS III, L.P.,
                                        as the Lessor

   Signature Illegible                  By   Realty Facility Holdings I, L.L.C.,
--------------------------------------       an Ohio limited liability company
Print Name:  Illegible
           ---------------------------
   Richard W. Rubenstein
--------------------------------------
Print Name:  Richard W. Rubenstein            Robert F. Gage
           ---------------------------  ----------------------------------------
                                              Robert F. Gage, President



                                        SUNTRUST BANK,
                                        as the Credit Bank


  Adam Marker                           By:  C. A. Black
--------------------------------------     -------------------------------------
Print Name:   Adam Marker               Name:  Christopher A. Black
           ---------------------------       -----------------------------------

   Dawn M. Marker                       Title:
--------------------------------------        ----------------------------------
Print Name:  Dawn M. Marker
           ---------------------------
                                        Consented  and agreed to as
                                        of the day and  year  first
                                        above written:

                                        ADESA CORPORATION,
                                        as the Lessee

  Denise L. McAtee                         W. T. Stackhouse
--------------------------------------  ----------------------------------------
Print Name:   Denise L. McAtee          William T. Stackhouse,
           ---------------------------  Chief Financial Officer
  Linda Klingensmith
--------------------------------------
Print Name:  Linda Klingensmith
           ---------------------------

THE STATE OF OHIO                       )
                                        ) ss.
COUNTY OF  Franklin                     )


On this 1 day of April, 2000, before me, a Notary Public in and for said county and state, personally appeared Robert F. Gage, the President of Realty Facility Holdings I, L.L.C., an Ohio limited liability company and the general partner of Asset Holdings III, L.P., an Ohio limited partnership, who acknowledged that with due authorization, he did sign said instrument for and on behalf of Asset Holdings III, L.P., and that the same is his free act and deed individually as such officer, and the free act and deed individually as such officer, and the free act and deed of Asset Holdings III, L.P.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my offical seal on the day and year aforesaid.


                                           Ezell Hartman Underdown
                                         ---------------------------------------
                                           Notary Public


 [NOTARIAL SEAL]   EZELL HARTMAND UNDERDOWN,
  STATE OF OHIO        ATTORNEY AT LAW
                  NOTARY PUBLIC STATE OF OHIO
                     My commission has no
                        expiration date.
                      Section 147.03 R.C.

STATE OF   INDIANA         )
         ---------------   ) SS.
COUNTY OF   MARION         )
          --------------

         On this 30th day of March, 2000, before me, a Notary Public in and for said county and state, personally appeared CHRISTOPHER BLACK, the VP AND DIRECTOR of SunTrust Bank, a banking corporation duly organized and validly existing under the laws of the State of Georgia, who acknowledged thatwith due authorization, he/she did sign said instrument for and on behalf of SunTrust Bank and that the same is his/her free act and deed individually as such officer, and the free act and deed of SunTrust Bank.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


         [NOTARY PUBLIC
              SEAL                                    Dawn M. Marker
            INDIANA]                                ---------------------------
                                                    Notary Public

                                                      Dawn M. Marker
                                                    ---------------------------
                                                    Printed Name


My Commission Expires:                              County of Residence:

  FEBRUARY 28, 2008                                    MARION
----------------------------------                   ---------------------------

STATE OF   INDIANA      )
         -----------    ) SS.
COUNTY OF  MARION       )
         -----------

         On this ____ day of March, 2000, before me, a Notary Public in and for said county and state, personally appeared William T. Stackhouse, the Chief Financial Officer of ADESA Corporation, an Indiana corporation, who acknowledged that with due authorization, he did sign said instrument for and on behalf of ADESA Corporation and that the same is his free act and deed individually as such officer, and the free act and deed of ADESA Corporation.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


                                          Denise L. McAtee
                                        ----------------------------------------
                                        Notary Public

	[DENISE L. MC ATEE                        DENISE L. MC ATEE
           NOTARY                    NOTARY PUBLIC STATE OF INDIANA
            SEAL                              MARION COUNTY
       STATE OF INDIANA]             MY COMMISSION EXP. APR. 9, 2001